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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              February 16, 2005
                                                              -----------------


                       EXCHANGE NATIONAL BANCSHARES, INC.
                       ----------------------------------
             (Exact name of Registrant as specified in its charter)

           Missouri                         0-23636                 43-1626350
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(State or other Jurisdiction of     (Commission File Number)    (I.R.S. Employer
      Identification No.)                                         Incorporation)




132 East High Street, Jefferson City, Missouri                        65101
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   (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code    (573) 761-6100
                                                      --------------


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          (Former name or former address, if changed since last report)


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ITEM 8.01.   OTHER EVENTS AND REGULATION FD DISCLOSURE

         On February 16, 2005, Exchange National Bancshares, Inc. issued a press release announcing that its board of directors had approved a quarterly cash dividend of 18 cents per share, payable April 1, 2005 to shareholders of record at the close of business on March 15, 2005. The full text of the press release is furnished as an exhibit to this report on Form 8-K.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

         (c)   Exhibits

         Exhibit No.         Description
         -----------         -----------

         Exhibit 99 Exchange National Bancshares, Inc. press release dated February 16, 2005



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         EXCHANGE NATIONAL BANCSHARES, INC.


Date: February 16, 2005
                                         By: /s/ James E. Smith
                                             -------------------------------
                                             James E. Smith
                                             Chairman and CEO





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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

Exhibit 99 Exchange National Bancshares, Inc. press release dated February 16, 2005.










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